UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

Catasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 Colorado Ave., Suite 230, Santa Monica, CA 90404
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CATS	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note: This Amendment No. 1 to the Form 8-K filed on July 1, 2020 (the "Original 8-K") is being submitted solely for the purpose of including an additional statement regarding the First Amendment to our Note Purchase Agreement. For the convenience of the reader, this Form 8-K/A sets forth the Original 8-K in its entirety, as amended as indicated above, and all other information in the Original 8-K remains unchanged.

Item 1.01  Entry into a Material Definitive Agreement.

On June 30, 2020, Catasys, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “First Amendment”) to its Note Purchase Agreement, dated as of September 24, 2019, by and among the Company, the Purchaser signatory thereto and Goldman Sachs Specialty Lending Group L.P., as collateral agent (the "Note Purchase Agreement"). Terms used but not defined herein have the meaning given them in the Note Purchase Agreement or First Amendment, as the case may be. Amendments to the Note Purchase Agreement pursuant to the First Amendment include redefining certain terms and covenants, including, but not limited to, Leverage Changeover Date, Fixed Charge Coverage Ratio covenants, Leverage Ratio covenants, Consolidated Adjusted EBITDA covenants, Minimum Consolidated Liquidity covenants and Minimum Revenue covenants. The First Amendment increases our financial flexibility and accommodates the growth in the business.

The foregoing summary of the First Amendment is qualified in its entirety by the First Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.  Description
10.1  First Amendment to Note Purchase Agreement, dated as of June 30, 2020, by and among Catasys, Inc., the Purchaser signatory thereto and Goldman Sachs Specialty Lending Group, L.P.
104  Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATASYS, INC.

Date: July 1, 2020	By:	/s/ Brandon LaVerne
Brandon LaVerne
Chief Financial Officer